March 22, 2006




Reference is made to recent conversations in which certain representatives of Gulf United Energy Inc (GLFE), and of Cia. Mexicana de Gas Natural, S.A. de C.V.(CMGN), have expressed their interest in entering into a Joint Venture Agreement (as such term is defined hereunder) in terms consistent with those herein set forth, subject to the prior fulfillment of certain conditions, including (i) the respective approval of the Board of Directors of each of the Parties (as this term is hereinafter defined), and (ii) except where otherwise expressly set forth herein, the negotiation and, if applicable, the execution of the pertaining definitive legal instruments.

Except for those expressly agreed herein, the rights and obligations of GLFE and of Cia. Mexicana de Gas Natural, S.A. de C.V. (or their corresponding successors and assigns) in regard to the Transaction will be set forth in the Joint Venture Agreement (as such term is defined below).


1.     CERTAIN DEFINED TERMS.

For purposes of this letter of intent the following terms, when written with initial capital letters, shall have the meaning set forth below unless otherwise is expressly indicated:

"AFFILIATE"    In reference to a Person ("Person `A'"),  means  any  Person which Controls Person "A", Controlled by Person "A", or under common Control with Person "A".
"CMGN"         Means "Cia. Mexicana de Gas Natural", S.A. de C.V., and includes its successors and assigns.
"CONFIDENTIAL  Means that information provided by one Party to the other pursuant to this LOI, and includes (i) all information and
INFORMATION"   documentation which shall have been supplied by or on behalf  of  the  Disclosing  Party  to  the  Receiving  Party,
               regardless  of  the  identity  of  the owner of such information and (ii) such information which the Receiving Party shall have developed by means of utilizing the information or documentation provided by the Disclosing Party.
"CONTROL"      Means (i) the holding of a Person of  more  than  50%  (fifty  per  cent)  of  all  securities representative of the shareholder's equity, with full voting rights, of another Person; (ii) the right of a Person to appoint the majority of  the  members  of the Board of Directors or similar body responsible for the overall  administration  of  another
               Person, or (iii) the  right  of  a Person to veto the resolutions of the Board of Directors or of the Equityholders'
               Meeting (or bodies similar to the foregoing) of another Person.
"DISCLOSING    Means that Party which discloses or provides Confidential Information to the other Party.
PARTY"
"DOLLARS" OR   Means legal currency of the United States of America.
"US$"
"FISCAL YEAR"  Means a calendar year, pursuant to Mexican tax law.
"GLFE"         Means Gulf United Energy Inc, and includes its successors and assigns.
"JOINT VENTURE Means the definitive agreement which  shall  document the rights and obligations of each of the Parties in regard to
AGREEMENT"     the incorporation, governance and capitalization of each of the JV Entities, and includes all instruments related to such definitive agreement which, if applicable, shall be negotiated and executed pursuant to this LOI.
"JV ENTITY"    Means a Mexican limited liability company of variable  capital,  which  shall be Controlled by CMGN, and which shall have an equity participation of up to 50% in each Project Company, to be incorporated by the Parties pursuant to the
               Joint Venture Agreement.
"LNG"          Means liquefied natural gas.
"LOI"          Means this letter of intent.
"MEXICO"       Means the United Mexican States.
"PARTIES"      Means GLFE and CMGN, together.
"PARTY"        Means GLFE or CMGN, indistinctively.
"PERSON"       Means any natural or legal person, joint venture, trust, or any other entity or organization, including a government or any entity or political subdivision of a government or any agency thereof, of any nationality.
"PIPELINE SPC" Means  the  Mexican  limited liability company of variable capital, in which  a  JV  Entity  shall  have  an  equity participation of up to 50%, through which the Pipeline will be developed, owned and operated.
"PIPELINE"     Means an open access natural  gas  transportation  system, with the preliminary characteristics indicated in Exhibit
               "A" hereto.
"PROJECT       Means each of the Terminal SPC and the Pipeline SPC, indistinctively.
COMPANY"
"PROJECT       Means that Person which shall hold at least a 50% equity participation in each of the Project Companies.
PARTNER"
"PROJECT"      Means:
               (i)  the construction, financing, ownership and operation of the Pipeline, and
               (ii) the construction, financing, ownership and operation of the Terminal.
"RECEIVING     Means that Party which receives Confidential Information from the other Party.
PARTY"
"TERMINAL SPC" Means the Mexican limited liability company of variable  capital,  in  which  a  JV  Entity  shall  have  an  equity participation of up to 50%, through which the Terminal will be developed, owned and operated.
"TERMINAL"     Means  an  open  access  LNG  storage and regasification facility, with the preliminary characteristics indicated in
               Exhibit "B" hereto.
"TRANSACTION"  Means the undertaking by each of the Parties of all legal and de facto actions which are necessary or convenient for the execution of the Joint Venture Agreement and the subsequent incorporation of the JV Entities, taken as a whole.

1.1.   The foregoing defined terms shall apply to the singular or plural number,
       and  the  feminine  or  masculine   form   of   the   applicable   terms,
       indistinctively.

1.2. All references to Sections and paragraphs shall be understood to be made to Sections and paragraphs of this LOI.


2.     OBJECTIVE OF THE TRANSACTION.

2.1. The objective of the Transaction is the negotiation and eventual agreement upon the terms and conditions of the Joint Venture Agreement, including the execution of such instrument as set forth herein, and the subsequent incorporation of the JV Entities.

2.2. For purposes of the foregoing, the Parties hereby acknowledge and agree that, as of the date of execution of this LOI:

       2.2.1 some (but not all) permits necessary or convenient for the Project have been obtained by an Affiliate of CMGN, as previously presented to GLFE or its corresponding Affiliate, and shall require to be duly assigned to the applicable Project Company, with the prior approval of certain Mexican authorities, as set forth in relevant Mexican law;

       2.2.2 CMGN, through its Affiliates, is elaborating and negotiating additional application filings and agreements, necessary or convenient, for the initial stages of the Project. In such regard CMGN, through its Affiliates, has incurred in the costs as set forth in paragraph 3.1;

       2.2.3 CMGN is finalizing its agreement with the Project Partner in respect to the rights and obligations of each of the foregoing in regard to the incorporation, governance and capitalization of the Project Companies, and

       2.2.4 the Project Companies are yet to be incorporated.

2.3. Notwithstanding the foregoing, CMGN and the Project Partner have agreed that the Project Partner's participation in the Project shall be conditioned upon CMGN's permanent Control of any other Person which shall hold up to 50% in each of the Pipeline SPC and the Terminal SPC.


3.     INCURRED PROJECT COSTS AND COST ESTIMATES FOR FISCAL YEARS 2006 AND 2007.

3.1. CMGN has incurred the following costs in regard to the initial stages of the Project during Fiscal Years 2003 to 2005, as previously presented to GLFE or its corresponding Affiliate:

       3.1.1 with respect to the Pipeline, a total amount of US$4,064,301.00, and

       3.1.2 with respect to the Terminal, a total amount of US$432,000.00.

3.2. CMGN estimates that during Fiscal Years 2006 and 2007, the initial stages of the Project shall require additional disbursements, in the following amounts, as previously presented to GLFE or its corresponding Affiliate:

       3.2.1 for the construction of the Pipeline, US$1,924,635.00, and

       3.2.2 for the construction of the Terminal, US$4,990,200.00.

3.3. Both Parties acknowledge and agree that the amounts set forth in paragraph 3.2 are reasonable estimates, but as such may be subject to reasonable variations according to the actual investment needs of the Project during Fiscal Years 2006 and 2007, as such variations shall be informed to GLFE by CMGN pursuant to Section 5.


4.     BASIC CONDITIONS APPLICABLE TO GLFE'S PARTICIPATION IN THE JV ENTITIES.

4.1. Promptly after the completion of the Transaction, the Parties shall incorporate two JV Entities, each of which shall have an initial equity participation of up to 50% in each of the Project Companies.

4.2. GLFE shall have an initial equity participation of 24% in each JV Entity, equivalent to an initial indirect participation of 12% in each of the Project Companies.

4.3.   In exchange for the above referred equity participation, GLFE shall:

       4.3.1 upon execution of this LOI by both Parties, pay CMGN the amount of US$200,000.00, to be deposited in the account set forth in paragraph 12.3:

             (i) such amount corresponds to a fraction of the pro-rata (12%) participation of GLFE in the costs incurred by CMGN in regard to the Project during Fiscal Years 2003 to 2005, as set forth in paragraph 3.1, and

             (ii) this amount shall be reimbursed to GLFE should the Transaction not be completed within the term set forth in paragraph 9.1 herein, unless such period is extended by the written agreement of the Parties;

       4.3.2 upon completion of the Transaction:

             (i) pay CMGN the amount of US$339,556.12, to be deposited in the account set forth in paragraph 12.3. This amount shall account for the complete pro-rata (12%) participation of GLFE in the costs incurred by CMGN in regard to the Project during Fiscal Years 2003 to 2005, as set forth in paragraph 3.1, and

             (ii) contribute to the JV Entities an initial additional amount of US$829,780.00, which amount corresponds to 12% of the initial stages estimated development costs of the Project for Fiscal Years 2006 and 2007, as set forth in paragraph 3.2;

       4.3.3 within 15 days after the date of completion of the Transaction, transfer to CMGN (or an Affiliate thereof, as designated by CMGN) 300,000 restricted shares representative of the equity capital of [Company]. Neither all nor any fraction of such shares shall be transferred by CMGN (or its corresponding Affiliate) until a holding period of 24 months counted from the date of transfer by GLFE to CMGN (or its corresponding Affiliate) as set forth herein, shall have expired.

4.4. Upon payment of the amount referred to under paragraph 4.3.2(i), CMGN shall cause each of the Joint Venture Entities to:

       4.4.1 record a total initial equity contribution in the amount of $539,556.12 in favor of GLFE, as may be applicable in each Joint Venture Entity, which shall correspond to GLFE's pro rata participation in the amounts set forth in paragraph 3.1, and

       4.4.2 issue the corresponding equity interests representative of the equity capital of each of the Joint Venture Entities, to GLFE.

4.5. Upon contribution of the amount referred to under paragraph 4.3.2(ii), CMGN shall cause each of the Joint Venture Entities to record a contribution for future capital increases in the amount of US$829,780.00 in favor of GLFE, as may be applicable in each Joint Venture Entity, which shall correspond to GLFE's pro rata participation in the amounts set forth in paragraph 3.2. The corresponding equity interests representative of the equity capital of each of the Joint Venture Entities shall be issued to GLFE promptly after the respective Joint Venture Entity's Equity Holders' Meeting shall have approved the pertaining equity capital increases.

4.6. Notwithstanding the foregoing, the definitive terms of the Joint Venture Agreement and the execution of such shall be subject to the final
       approval  of  the  Board  of  Directors  of   each   of  GLFE  and  CMGN,
       respectively.

5.     ADDITIONAL COMMITMENT OF CMGN.

5.1. From the date of completion of the Transaction, CMGN shall inform GLFE, in writing, of all decisions adopted by (i) CMGN and the Project Partner (prior to the incorporation of each the Project Companies), or alternatively (ii) by the Board of Directors or the Equityholders' Meeting (or bodies similar to the foregoing) of each of the Project
       Companies (from the date of incorporation of each of the Project Companies) in regard to the Project, promptly after such decisions shall have been adopted.

5.2. The commitment of CMGN pursuant to paragraph 5.1 shall be additional to any and all obligations applicable to the provision of information to equityholders of a company pursuant to Mexican law, and shall be included in the Joint Venture Agreement.


6.     FEES.

6.1. Each Party shall pay the fees of the consultants each one of them retains in regard to the Transaction, including legal and accounting fees, and those of any other adviser.

6.2. Fees attributable to services provided to both Parties, if any, shall be paid by each of them in the respective proportions as may be agreed upon, provided that in the absence of such agreement the pertaining fees shall be paid equally by both Parties.


7.     CONFIDENTIALITY.

7.1. During the term of this LOI and for a period of five years after its termination, irrespective of the reason for such termination, each Party shall (i) keep all Confidential Information confidential, and (ii) abstain from disclosing or distributing Confidential Information to any third party, without the prior written consent thereof of the Disclosing Party.

7.2. Notwithstanding the foregoing, the provisions of this Section shall not apply to (i) public information, provided that such information did not become public by reason of breach of the provisions of this LOI; (ii) information that shall have been obtained by one of the Parties prior to its disclosure by the other Party, provided that the obtainment of such information did not imply the breach of a confidentiality obligation;
       (iii) information obtained from third parties with a right to disclose such information without breach of a confidentiality obligation, and (iv) information which should be disclosed pursuant to applicable law or to an order issued by judicial or governmental authorities, provided that (aa) the non-disclosure of such information by the Receiving Party shall subject such Party to civil, criminal or administrative penalties, and that (bb) the Receiving Party notifies the Disclosing Party regarding the former's receipt of the order that compels it to disclose the Confidential Information, as soon as the Receiving Party receives such order, in order for the Disclosing Party to timely object the requested disclosure by all means legally available for such purposes.

7.3. Notwithstanding the provisions of paragraph 7.1, the Parties may disclose Confidential Information to its representatives, directors, officers, employees, Affiliates, agents, subcontractors and advisers that (i) should be informed of such Confidential Information, and (ii) shall have been informed of the restrictions set forth in this LOI regarding such Confidential Information and accept to abide by them as if they were a party hereto and shall have previously executed all required confidentiality or otherwise non-disclosure agreements.

7.4. All press releases, notices and other announcements or publications that the Parties wish, allow or encourage to be made, which contain information related to this LOI or the Transaction, shall have to be approved by the other Party prior to their distribution or publication. Approval thereof, by either party, shall not be unreasonably withheld.

7.5. The disclosure of this LOI and its contents by GLFE, in the event such disclosure is necessary to any competent authority pursuant to applicable law, shall not be considered a breach of the provisions of this Section 7, provided that:

       7.5.1 all measures are thereby taken to preserve the confidentiality of that information the disclosure of which would, at the reasonable discretion of CMGN, hamper the Project, its development or prospects, or CMGN's (or its corresponding Affiliate's) agreements with the Project Partner in regard to the Project, and that

       7.5.2 all press releases, notices and other announcements or publications that GLFE (or its applicable Affiliate) shall make, which contain information related to this LOI or the Transaction, shall have been approved by CMGN prior to their distribution or publication.

7.6. The disclosure of this LOI and its contents by CMGN, in the event such disclosure is necessary to any competent authority pursuant to applicable law, shall not be considered a breach of the provisions of this Section 7, provided that:

       7.6.1 such disclosure is made to any competent authority of Mexico with jurisdiction over the Project or any portion thereof, and that

       7.6.2 GLFE shall have approved the corresponding notice should it contain information related to GLFE, prior to its disclosure.

7.7. Each of the Parties acknowledges and agrees that all Confidential Information that the other Party provides it pursuant to this LOI, thereby including technical, commercial and otherwise information, as well as all the information that any of the Parties develops by means of the information so provided, shall be the sole property of the Disclosing Party, but may be utilized by the Receiving Party in order to negotiate and agree, if applicable, the terms of the Joint Venture Agreement. Upon termination of this LOI, regardless of the cause for such termination, if so requested by the Disclosing Party, the Receiving Party shall deliver to the Disclosing Party all copies of the Confidential Information in its possession or, alternatively, shall certify to the satisfaction of the Disclosing Party that such copies have been totally destroyed and made unusable.

8.     EXCLUSIVITY.

Upon execution of this LOI and during the term hereof, but except with the prior authorization thereof by CMGN, GLFE shall abstain from the following:

8.1. undertaking any negotiations related to the pipeline transportation of natural gas or to the storage of LNG, in both cases within the states of Yucatan and Quintana Roo, Mexico, with Persons other than CMGN, its advisers, representatives, consultants or agents, and from

8.2. accepting, analyzing, inducing, publicizing or negotiating offers from or with Persons other than CMGN, its advisers, representatives, consultants or agents, which purpose are the actions referred to under paragraph 8.1 above.


9.     TERM.

9.1. It is the intent of the Parties to conclude the negotiations referred to herein, and to complete the Transaction, within a term of 60 days after the date of execution of this LOI; therefore, this instrument shall be in full force and effect during the period counted from the date of execution of this LOI to the date of execution of the Joint Venture Agreement, if applicable.

9.2. If the Transaction should not be completed within the above referred period, but except if the term of this LOI shall have been expressly extended by the written agreement of the Parties, this LOI shall be terminated, without any responsibility for the Parties thereof, except for the provisions of Section 7 above, which shall survive the termination of this instrument.

9.3. None of the Parties shall incur in any liability or obligation by means of the expression of interest set forth herein and no Party shall be obligated to the other unless and until the Transaction is duly completed (except for the provisions of paragraph 4.3.1 and Section 7 herein).


10.    TERMINATION.

10.1. This LOI shall be terminated without any responsibility for the Parties thereof (except for the provisions of Section 7 above, which shall survive the termination of this instrument, and for those of paragraph 10.2, which grant specific rights to CMGN) upon the occurrence of any of the following:

       10.1.1should GLFE not pay CMGN the amount mentioned in paragraph 4.3.1, as set forth therein;

       10.1.2should any competent authority request, instruct or order the termination of the negotiations related to the execution of the Joint Venture Agreement, or if such execution is obstructed by a competent authority;

       10.1.3should any of the Parties breach the provisions of Section 7, or should GLFE breach the provisions of Section 8 of this LOI;

       10.1.4should the Transaction not be completed within a term of 60 days after the date of execution of this LOI, unless such period is extended by the written agreement of the Parties, or

       10.1.5should any of the Parties:

             (i) become insolvent or incapable to pay its debt when due, or request or accept the designation of a receiver, administrator, liquidator or trustee, or such were designated or would take possession of a Party or of all or a substantial part of its assets and liabilities;

             (ii) or all or a substantial part of its properties, assets or income be subject to a bankruptcy, suspension of payments, liquidation, dissolution or otherwise similar procedure;

             (iii) undertake or agree to a general assignment on behalf of its creditors, or

             (iv) should a Party threaten in writing to suspend its operations or a substantial part of such.

10.2. Should CMGN terminate this LOI pursuant to paragraphs 10.1.3 or 10.1.5, for reason of GLFE's actions, then CMGN shall not be obligated to reimburse GLFE the amounts paid pursuant to paragraph 4.3.1.


11.    NO WAIVER.

Should any of the Parties decide  not  to enforce the provisions of Section 7 or
Section 8 herein, the foregoing shall not be construed as a waiver or otherwise renunciation by such Party to demand the compliance of the pertaining obligation by the other Party.


12.    NOTICES.

12.1. Any notice to be delivered by one Party to the other pursuant to this LOI shall be in writing and sent to the other Party, by courier (return receipt requested), facsimile ("fax") (receipt confirmed), or delivered personally, and shall be deemed to be received when effectively received by the addressee. All notices shall be sent to the following addresses of the Parties:

       12.1.1IF TO GLFE:
             5858 Westheimer Suite 850
             Houston, Texas 77057

             Fax: 713-621-7500

             At'n: Don Wilson

       12.1.2IF TO CMGN:
             Pedro Luis Ogazon 59
             Colonia Guadalupe Inn
             01100 Mexico, D.F.
             Fax: (+52-55) 5148-6701

             At'n: Manuel Calvillo Alvarez

12.2. If one of the Parties should change its address as set forth above, such Party shall notify the other Party of such circumstance as provided in this Section, as soon as such change occurs. The Parties agree that unless a change of address has been notified to the other Party pursuant to this Section, all notices sent to the above addresses or to that notified to the other Party as set forth herein, shall be valid and effective.

12.3. All payments to be made to CMGN pursuant to this LOI shall be deposited in the following account:

       Cia. Mexicana de Gas Natural, S.A. de C.V.
       Banco Santander Central Hispano International
       ABA 066010597
       Account number 124006903
       Client number 26905
       Miami, Florida, USA.


13.    ASSIGNMENT.

The rights and obligations of the Parties pursuant to this LOI may be assigned by the Parties to any of their corresponding Affiliates, with prior written notice thereof to the other Party.


14.    APPLICABLE LAW AND ARBITRATION.

14.1. This LOI shall be governed and construed in accordance with the laws of Mexico.

14.2. Any dispute, controversy or claim arising out of, or in relation to, or in connection with, this LOI shall be resolved by an arbitration tribunal, which arbitration tribunal shall act in accordance with the rules of Conciliation and Arbitration of the International Chamber of Commerce (the "ARBITRATION RULES"), applying the laws of Mexico to the substance of the controversy.

14.3. The arbitration tribunal shall be composed of three arbitrators, one designated by each Party and a third one, who shall preside the tribunal, to be appointed by the International Chamber of Commerce in accordance with the Arbitration Rules. The arbitration tribunal shall resolve by majority vote of the arbitrators.

14.4. The Arbitration shall be held in Mexico City, Mexico. The arbitration proceeding shall be conducted in both the Spanish and English languages; any procedure not determined under the Arbitration Rules shall be determined by the laws of Mexico and therefore consequential, punitive or other similar damages shall not be allowed.


15.    ORIGINALS.

This LOI shall be executed in two originals, each one of them, when so executed, shall be considered an original but both of them shall constitute one and the same instrument.

                [REST OF PAGE HAS BEEN INTENTIONALLY LEFT BLANK.
                           SIGNATURE PAGE TO FOLLOW.]

Should the terms of this LOI merit your conformity, we respectfully request that this document be executed in one of the originals sent, returning the other one to us, duly executed, in order for this instrument to be binding and enforceable among the Parties.

Sincerely,

 Cia. MEXICANA DE GAS NATURAL, S.A. DE C.V.



 /S/ FERNANDO CALVILLO ALVAREZ
-----------------------------------------------
 By:    Fernando Calvillo Alvarez
 Title: Chairman.


In agreement:

 GULF UNITED ENERGY INC



 /S/  BRUNO FRUSCALZO
------------------------
 By:    Bruno Fruscalzo
 Title:    Director

EXHIBIT A



                1        2         3         4         5         6         7         8         9       10     11
              FEB-06    MAR-06    APR-06    MAY-06    JUN-06    JUL-06    AUG-06    SEP-06    OCT-06 NOV-06 DEC-06
  $2,036,000
                               $380,000  $276,000  $276,000  $276,000  $276,000  $276,000  $276,000
    $260,000
                               $130,000  $130,000
    $167,200                    $60,000   $26,800   $26,800   $26,800   $26,800
    $174,000                              $36,000   $18,000
                               $120,000
    $222,000                              $98,000   $62,000   $62,000
    $480,000                                                  $30,000   $30,000   $30,000   $30,000
                                         $180,000  $180,000
    $204,000                    $60,000   $36,000   $36,000   $36,000   $36,000
    $480,000                    $80,000   $80,000   $80,000   $80,000
                     $160,000
    $190,000                    $65,000   $65,000   $30,000   $30,000
    $144,000          $48,000   $48,000   $48,000
    $555,000
                                                             $180,000  $125,000  $125,000  $125,000
  $4,912,200   $-                                                                                     $-     $-
                     $208,000  $943,000  $975,800  $708,800  $720,800  $493,800  $431,000  $431,000

EXHIBIT B

                                                                              Project expenses worksheet
     Project: Fermaca Pipeline de la Peninsula, S. de R.L. de C.V.
     16", 234 km natural gas pipeline @ Valladolid - Nizuc - Punta Venado                       Ver: 2.0

                                    PROJECT DEVELOPMENT EXPENSES SUMMARY
                                               YEARLY EXPENSES
                                             REAL AND PROJECTED







     YEAR                                                                         TOTAL

     2003 - 2004      - SPENT-                                                    1,479,441

     2005             - SPENT-                                                    2,584,860

     2006             - PROJECTED -                                               1,924,635

     TOTAL PROJECT EXPENSES PRIOR TO CONSTRUCTION                                 5,988,936



















                                                  Prepared Approved   Term
                                                    SUM      MCA    2003/2006

                                                                             Project expenses worksheet
     Project: Fermaca Pipeline de la Peninsula, S. de R.L. de C.V.
     16", 234 km natural gas pipeline @ Valladolid - Nizuc - Punta Venado                      Ver: 2.0

                                  PROJECT DEVELOPMENT EXPENSES 2003 - 2004
                                       COMISION REGULADORA DE ENERGIA
                                     CRE PERMIT PREPARATION & SUBMITION

     CONCEPT                                 HRS         USD/HR      TOTAL
     LEGAL
      Legal Work                             600          165         99,000
      General Terms and Conditions           760          165        125,400
      Follow up                              260          165         42,900
     TECHNICAL
      Hydraulic Model                                                 65,000
      Preliminary Topographics               480           85         40,800
      Preliminary Engineering                460           18          8,280
      Costs Calculation                      275           60         16,500
     ECONOMIC
      Rates Calculation                      386           95         36,670
      Economic Models                        460           95         43,700
      Proformas                              430           95         40,850
     PERMITS
      CFE ROW agreement                                              400,000
     TRAVEL EXPENSES                                                 176,526
     COMUNICATIONS                                                    26,500
     INDIRECT COSTS                          15%                     164,344

     TOTAL COST                                                    1,286,470
     VAT                                     15%                     192,971


     TOTAL COST INCL. VAT                                          1,479,441






                                          Prepared      Approved     Term
                                             SUM          MCA      2003/2004

                                                                 Project expenses worksheet
     Project: Fermaca Pipeline de la Peninsula, S. de R.L. de C.V.
     16", 234 km natural gas pipeline @ Valladolid - Nizuc - Punta Venado           Ver: 3.0

                                                                 SPENT   MONTHLY ACCUMULATED
                                                        TOTAL    MARCH   ADVANCE   ADVANCE
     Environmental impact permit preparation
     Total for this permit                              247,250   19,780   8.00%       8.00%

     Environmental Risk Study preparation
     Total for this permit                              140,000            0.00%       0.00%

     Change of Use of Land Authorization forest areas
     Total for this permit                               75,000            0.00%       0.00%

     Vegetarion Census
     Total for this permit                              175,000            0.00%       0.00%

     Arqueological sites study (pass thru cost)
     Total for this permit                               31,050            0.00%       0.00%

     Accidents prevention program
     Total for this permit                               20,700            0.00%       0.00%

     Construction licenses
     Total for this permit                               27,600            0.00%       0.00%

     Land use permit
     Total for this permit                               22,425            0.00%       0.00%

     Right of way crossing permits
     Total for this permit                               70,000            0.00%       0.00%

     TOTAL COST FOR PERMITS                             809,025   19,780

     RIGHT OF WAY & TOPOGRAPHICS                      3,721,538            0.00%       0.00%

     AERIAL PHOTOGRAPH                                  261,763            0.00%       0.00%

     TOTAL EXPENSES MARCH 2005                                    19,780


                                                      Prepared  Approved  Term
                                                         SUM      MCA    Mar-04

                                                                 Project expenses worksheet
     Project: Fermaca Pipeline de la Peninsula, S. de R.L. de C.V.
     16", 234 km natural gas pipeline @ Valladolid - Nizuc - Punta Venado           Ver: 3.0

                                                                 SPENT   MONTHLY ACCUMULATED
                                                        TOTAL    APRIL   ADVANCE   ADVANCE
     Environmental impact permit preparation
     Total for this permit                              247,250   14,835   6.00%      14.00%

     Environmental Risk Study preparation
     Total for this permit                              140,000            0.00%       0.00%

     Change of Use of Land Authorization forest areas
     Total for this permit                               75,000            0.00%       0.00%

     Vegetarion Census
     Total for this permit                              175,000            0.00%       0.00%

     Arqueological sites study (pass thru cost)
     Total for this permit                               31,050            0.00%       0.00%

     Accidents prevention program
     Total for this permit                               20,700            0.00%       0.00%

     Construction licenses
     Total for this permit                               27,600            0.00%       0.00%

     Land use permit
     Total for this permit                               22,425            0.00%       0.00%

     Right of way crossing permits
     Total for this permit                               70,000            0.00%       0.00%

     TOTAL COST FOR PERMITS                             809,025   14,835

     RIGHT OF WAY & TOPOGRAPHICS                      3,721,538            0.00%       0.00%

     AERIAL PHOTOGRAPH                                  261,763            0.00%       0.00%

     TOTAL EXPENSES APRIL 2005                                    14,835

                                                      Prepared  Approved  Term
                                                         SUM      MCA    Apr-04

                                                                 Project expenses worksheet
     Project: Fermaca Pipeline de la Peninsula, S. de R.L. de C.V.
     16", 234 km natural gas pipeline @ Valladolid - Nizuc - Punta Venado           Ver: 3.0

                                                                 SPENT   MONTHLY ACCUMULATED
                                                        TOTAL     MAY    ADVANCE   ADVANCE
     Environmental impact permit preparation
     Total for this permit                              247,250   19,780   8.00%      22.00%

     Environmental Risk Study preparation
     Total for this permit                              140,000            0.00%       0.00%

     Change of Use of Land Authorization forest areas
     Total for this permit                               75,000            0.00%       0.00%

     Vegetarion Census
     Total for this permit                              175,000            0.00%       0.00%

     Arqueological sites study (pass thru cost)
     Total for this permit                               31,050            0.00%       0.00%

     Accidents prevention program
     Total for this permit                               20,700            0.00%       0.00%

     Construction licenses
     Total for this permit                               27,600            0.00%       0.00%

     Land use permit
     Total for this permit                               22,425            0.00%       0.00%

     Right of way crossing permits
     Total for this permit                               70,000            0.00%       0.00%

     TOTAL COST FOR PERMITS                             809,025   19,780

     RIGHT OF WAY & TOPOGRAPHICS                      3,721,538            0.00%       0.00%

     AERIAL PHOTOGRAPH                                  261,763            0.00%       0.00%

     TOTAL EXPENSES MAY 2005                                      19,780

                                                      Prepared  Approved  Term
                                                         SUM      MCA    May-04

                                                                 Project expenses worksheet
     Project: Fermaca Pipeline de la Peninsula, S. de R.L. de C.V.
     16", 234 km natural gas pipeline @ Valladolid - Nizuc - Punta Venado           Ver: 3.0

                                                                 SPENT   MONTHLY ACCUMULATED
                                                        TOTAL     JUNE   ADVANCE   ADVANCE
     Environmental impact permit preparation
     Total for this permit                              247,250   19,780   8.00%      30.00%

     Environmental Risk Study preparation
     Total for this permit                              140,000            0.00%       0.00%

     Change of Use of Land Authorization forest areas
     Total for this permit                               75,000            0.00%       0.00%

     Vegetarion Census
     Total for this permit                              175,000            0.00%       0.00%

     Arqueological sites study (pass thru cost)
     Total for this permit                               31,050    3,105  10.00%      10.00%

     Accidents prevention program
     Total for this permit                               20,700            0.00%       0.00%

     Construction licenses
     Total for this permit                               27,600            0.00%       0.00%

     Land use permit
     Total for this permit                               22,425            0.00%       0.00%

     Right of way crossing permits
     Total for this permit                               70,000            0.00%       0.00%

     TOTAL COST FOR PERMITS                             809,025   22,885

     RIGHT OF WAY & TOPOGRAPHICS                      3,721,538  420,534  11.30%      11.30%

     AERIAL PHOTOGRAPH                                  261,763            0.00%       0.00%

     TOTAL EXPENSES JUNE 2005                                    443,419

                                                      Prepared  Approved  Term
                                                         SUM      MCA    Jun-04

                                                                             Project expenses worksheet

     Project: Fermaca Pipeline de la Peninsula, S. de R.L. de C.V.
     16", 234 km natural gas pipeline @ Valladolid - Nizuc - Punta Venado               Ver: 3.0

                                                                 SPENT    MONTHLY   ACCUMULATED
                                                        TOTAL     JULY    ADVANCE     ADVANCE
     Environmental impact permit preparation
     Total for this permit                              247,250   16,566     6.70%        36.70%

     Environmental Risk Study preparation
     Total for this permit                              140,000              0.00%         0.00%

     Change of Use of Land Authorization forest areas
     Total for this permit                               75,000              0.00%         0.00%

     Vegetarion Census
     Total for this permit                              175,000              0.00%         0.00%

     Arqueological sites study (pass thru cost)
     Total for this permit                               31,050    3,105    10.00%        20.00%

     Accidents prevention program
     Total for this permit                               20,700              0.00%         0.00%

     Construction licenses
     Total for this permit                               27,600              0.00%         0.00%

     Land use permit
     Total for this permit                               22,425              0.00%         0.00%

     Right of way crossing permits
     Total for this permit                               70,000              0.00%         0.00%

     TOTAL COST FOR PERMITS                             809,025   19,671

     RIGHT OF WAY & TOPOGRAPHICS                      3,721,538  641,221    17.23%        28.53%

     AERIAL PHOTOGRAPH                                  261,763              0.00%         0.00%

     TOTAL EXPENSES JULY 2005                                    660,892

                                                      Prepared  Approved   Term
              BRYCSA Finance Department                  SUM      MCA     Jul-04


                                                                             Project expenses worksheet

     Project: Fermaca Pipeline de la Peninsula, S. de R.L. de C.V.
     16", 234 km natural gas pipeline @ Valladolid - Nizuc - Punta Venado               Ver: 3.0

                                                                 SPENT    MONTHLY   ACCUMULATED
                                                        TOTAL    AUGUST   ADVANCE     ADVANCE
     Environmental impact permit preparation
     Total for this permit                              247,250   14,835     6.00%        42.70%

     Environmental Risk Study preparation
     Total for this permit                              140,000              0.00%         0.00%

     Change of Use of Land Authorization forest areas
     Total for this permit                               75,000              0.00%         0.00%

     Vegetarion Census
     Total for this permit                              175,000              0.00%         0.00%

     Arqueological sites study (pass thru cost)
     Total for this permit                               31,050    2,484     8.00%        28.00%

     Accidents prevention program
     Total for this permit                               20,700              0.00%         0.00%

     Construction licenses
     Total for this permit                               27,600              0.00%         0.00%

     Land use permit
     Total for this permit                               22,425              0.00%         0.00%

     Right of way crossing permits
     Total for this permit                               70,000              0.00%         0.00%

     TOTAL COST FOR PERMITS                             809,025   17,319

     RIGHT OF WAY & TOPOGRAPHICS                      3,721,538  524,365    14.09%        42.62%

     AERIAL PHOTOGRAPH                                  261,763              0.00%         0.00%

     TOTAL EXPENSES AUGUST 2005                                  541,684

                                                      Prepared  Approved   Term
              BRYCSA Finance Department                  SUM      MCA     Aug-04


                                                                         Project expenses worksheet

     Project: Fermaca Pipeline de la Peninsula, S. de R.L. de C.V.
     16", 234 km natural gas pipeline @ Valladolid - Nizuc - Punta Venado                Ver: 3.0

                                                                    SPENT     MONTHLY ACCUMULATED
                                                        TOTAL     SEPTEMBER   ADVANCE   ADVANCE
     Environmental impact permit preparation
     Total for this permit                              247,250        12,610   5.10%      41.40%

     Environmental Risk Study preparation
     Total for this permit                              140,000                 0.00%       0.00%

     Change of Use of Land Authorization forest areas
     Total for this permit                               75,000                 0.00%       0.00%

     Vegetarion Census
     Total for this permit                              175,000        26,250  15.00%      15.00%

     Arqueological sites study (pass thru cost)
     Total for this permit                               31,050         2,174   7.00%      35.00%

     Accidents prevention program
     Total for this permit                               20,700                 0.00%       0.00%

     Construction licenses
     Total for this permit                               27,600           828   3.00%       3.00%

     Land use permit
     Total for this permit                               22,425                 0.00%       0.00%

     Right of way crossing permits
     Total for this permit                               70,000        14,000  20.00%      20.00%

     TOTAL COST FOR PERMITS                             809,025        55,862

     RIGHT OF WAY & TOPOGRAPHICS                      3,721,538       238,551   6.41%      49.03%

     AERIAL PHOTOGRAPH                                  261,763                 0.00%       0.00%

     TOTAL EXPENSES SEPTEMBER 2005                                    294,413

                                                      Prepared    Approved     Term
                                                         SUM         MCA      Sep-04


                                                                   Project expenses worksheet
     Project: Fermaca Pipeline de la Peninsula, S. de R.L. de C.V.
     16", 234 km natural gas pipeline @ Valladolid - Nizuc - Punta Venado                Ver: 3.0

                                                                    SPENT     MONTHLY ACCUMULATED
                                                        TOTAL      OCTOBER    ADVANCE   ADVANCE
     Environmental impact permit preparation
     Total for this permit                              247,250        18,297   7.40%      48.80%

     Environmental Risk Study preparation
     Total for this permit                              140,000                 0.00%       0.00%

     Change of Use of Land Authorization forest areas
     Total for this permit                               75,000                 0.00%       0.00%

     Vegetarion Census
     Total for this permit                              175,000        26,250  15.00%      30.00%

     Arqueological sites study (pass thru cost)
     Total for this permit                               31,050                 0.00%      35.00%

     Accidents prevention program
     Total for this permit                               20,700                 0.00%       0.00%

     Construction licenses
     Total for this permit                               27,600         1,380   5.00%       8.00%

     Land use permit
     Total for this permit                               22,425                 0.00%       0.00%

     Right of way crossing permits
     Total for this permit                               70,000        14,000  20.00%      40.00%

     TOTAL COST FOR PERMITS                             809,025        59,927

     RIGHT OF WAY & TOPOGRAPHICS                      3,721,538       134,698   3.62%      52.65%

     AERIAL PHOTOGRAPH                                  261,763                 0.00%       0.00%

     TOTAL EXPENSES OCTOBER 2005                                      194,625



                                                      Prepared    Approved     Term
                                                         SUM         MCA      Oct-04

                                                                                   Project expenses worksheet

     Project: Fermaca Pipeline de la Peninsula, S. de R.L. de C.V.
     16", 234 km natural gas pipeline @ Valladolid - Nizuc - Punta Venado                     Ver: 3.0

                                                                    SPENT       MONTHLY   ACCUMULATED
                                                        TOTAL      NOVEMBER     ADVANCE     ADVANCE
     Environmental impact permit preparation
     Total for this permit                              247,250        65,793     26.61%        75.41%

     Environmental Risk Study preparation
     Total for this permit                              140,000                    0.00%         0.00%

     Change of Use of Land Authorization forest areas
     Total for this permit                               75,000                    0.00%         0.00%

     Vegetarion Census
     Total for this permit                              175,000                    0.00%        30.00%

     Arqueological sites study (pass thru cost)
     Total for this permit                               31,050                    0.00%        35.00%

     Accidents prevention program
     Total for this permit                               20,700          7,245    35.00%        35.00%

     Construction licenses
     Total for this permit                               27,600          2,760    10.00%        18.00%

     Land use permit
     Total for this permit                               22,425                    0.00%         0.00%

     Right of way crossing permits
     Total for this permit                               70,000          7,000    10.00%        50.00%

     TOTAL COST FOR PERMITS                             809,025         82,798

     RIGHT OF WAY & TOPOGRAPHICS                      3,721,538        151,902     4.08%        56.73%

     AERIAL PHOTOGRAPH                                  261,763                    0.00%         0.00%

     TOTAL EXPENSES NOVEMBER 2005                                      234,700


                                                      Prepared     Approved      Term
              BRYCSA Finance Department                  SUM         MCA        Nov-04




                                                                           Project expenses worksheet

     Project: Fermaca Pipeline de la Peninsula, S. de R.L. de C.V.
     16", 234 km natural gas pipeline @ Valladolid - Nizuc - Punta Venado                 Ver: 3.0

                                                                    SPENT      MONTHLY ACCUMULATED
                                                        TOTAL      DECEMBER    ADVANCE   ADVANCE
     Environmental impact permit preparation
     Total for this permit                              247,250        10,385    4.20%      79.61%

     Environmental Risk Study preparation
     Total for this permit                              140,000                  0.00%       0.00%

     Change of Use of Land Authorization forest areas
     Total for this permit                               75,000                  0.00%       0.00%

     Vegetarion Census
     Total for this permit                              175,000                  0.00%      30.00%

     Arqueological sites study (pass thru cost)
     Total for this permit                               31,050                  0.00%      35.00%

     Accidents prevention program
     Total for this permit                               20,700          3,105  15.00%      50.00%

     Construction licenses
     Total for this permit                               27,600          2,760  10.00%      28.00%

     Land use permit
     Total for this permit                               22,425                  0.00%       0.00%

     Right of way crossing permits
     Total for this permit                               70,000          3,500   5.00%      55.00%

     TOTAL COST FOR PERMITS                             809,025         19,750

     RIGHT OF WAY & TOPOGRAPHICS                      3,721,538        140,983   3.79%      60.52%

     AERIAL PHOTOGRAPH                                  261,763                  0.00%       0.00%

     TOTAL EXPENSES DECEMBER 2005                                      160,733


                                                      Prepared     Approved     Term
                                                         SUM         MCA       Dec-04




                                                              Project expenses worksheet

     Project: Fermaca Pipeline de la Peninsula, S. de R.L. de C.V.
     16", 234 km natural gas pipeline @ Valladolid - Nizuc - Punta Venado                Ver: 3.0

                                  PROJECT DEVELOPMENT EXPENSES 2005
                                           MONTHLY SUMMARY


     MONTH                                                                 AMOUNT

      March                                                                  19,780

      April                                                                  14,835

      May                                                                    19,780

      June                                                                  443,419

      July                                                                  660,892

      August                                                                541,684

      September                                                             294,413

      October                                                               194,625

      November                                                              234,700

      December                                                              160,733



     TOTAL EXPENSES INCL. VAT                                             2,584,860












                                Prepared              Approved              Term
                                   SUM                  MCA                 2005

                                                                             Project expenses worksheet
     Project: Fermaca Pipeline de la Peninsula, S. de R.L. de C.V.
     16", 234 km natural gas pipeline @ Valladolid - Nizuc - Punta Venado                      Ver: 3.0

                                     PROJECT DEVELOPMENT EXPENSES 2006
                                             MONTHLY PROJECTION



     MONTH                                                          AMOUNT

      March                                                          212,953

      April                                                          212,360

      May                                                            212,862

      June                                                           214,779

      July                                                           212,821

      August                                                         214,452

      September                                                      216,081

      October                                                        214,164

      November                                                       214,164



     TOTAL EXPENSES INCL. VAT                                      1,924,635


                                        Prepared       Approved      Term
     BRYCSA Finance Department            SUM            MCA         2006







Concept                                  Amount    Months March   April   May     June    July    August  September October November
Environmental impact permit preparation     34,589   2     17,295  17,295
Environmental Risk Study preparation       140,000   4             35,000  35,000  35,000  35,000
Change of Use of Land Authorization         75,000   4                             18,750  18,750  18,750    18,750
forest areas
Vegetarion Census                          122,500   4                             30,625  30,625  30,625    30,625
Arqueological sites study                   20,183   6      3,364   3,364   3,364   3,364   3,364   3,364
Accidents prevention program                10,350   3                                                        3,450   3,450    3,450
Construction licenses                       19,872   5                                      3,974   3,974     3,974   3,974    3,974
Land Use permit                             22,425   3                                                        7,475   7,475    7,475
Right of way crossing permits               31,500   9      3,500   3,500   3,500   3,500   3,500   3,500     3,500   3,500    3,500
Right of way & topographics              1,186,453   9    136,442 100,849 118,645  71,187  65,255 154,239   148,307 195,765  195,765
Aerial photograph                          261,763   5     52,353  52,353  52,353  52,353  52,353
Total                                    1,924,635        212,953 212,360 212,862 214,779 212,821 214,452   216,081 214,164  214,164